SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report: February 19, 1997 - Commission File No. 0-17746


                         SAFE AID PRODUCTS INCORPORATED
  ---------------------------------------------------------------------------
            (Exact name of Registrant as specified in its Charter)


              Delaware                                  22-2824492
  -----------------------------------     -----------------------------------
   (State or other jurisdiction of               (IRS Employer ID No.)
   incorporation or organization)

  c/o  Lazer, Aptheker, Feldman,
           Rosella & Yedid, LLP

  225 Old Country Road
  Melville, New York                                      11747
  -----------------------------------     -----------------------------------
   (Address of principal executive                     (Zip Code)
   offices)

  Registrant's telephone number,
  including area code:                               (516) 364-3887
                                          -----------------------------------



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Item 5.
-------

                         Extension of A and B Warrants
                         -----------------------------

By unanimous consent of the Board of Directors of the corporation, the corporation extended the A and B warrants for an additional year.
The warrants will now expire on January 9, 1998.

                                   Signatures
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SAFE AID PRODUCTS INCORPORATED

                                           By:  /s/ Stanley Snyder
                                               -------------------------
                                                Stanley Snyder, President

Dated: February 19, 1997